EXHIBIT 4.1

         NUMBER                                                   SHARES

          PRGX
                                      PRG
      COMMON STOCK                   SCHULTZ                   COMMON STOCK

INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
 OF THE STATE OF GEORGIA                                    CERTAIN DEFINITIONS

                                                             CUSIP 69357C 50 3


This Certifies that




is the owner of

    FULLY PAID AND NONASSESSABLE SHARES OF THE NO PAR VALUE COMMON STOCK OF

                        PRG-SCHULTZ INTERNATIONAL, INC.


transferable on the books of the Corporation by the holder hereof                 Countersigned and Registered:
in person or by duly authorized attorney on surrender of this                     AMERICAN STOCK TRANSFER & TRUST COMPANY
certificate properly endorsed.                                                    (NEW YORK, NY)

     This certificate is not valid until countersigned                            Transfer Agent
and registered by the Transfer Agent and Registrar.                               and Registrar

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Authorized Signature

                        PRG-SCHULTZ INTERNATIONAL, INC.
Dated:                             CORPORATE
                                      SEAL
/s/ Victor A. Allums                 GEORGIA            /s/ James B. McCurry
-------------------------                               -----------------------
     SECRETARY                                               PRESIDENT AND
                                                        CHIEF EXECUTIVE OFFICER

                        PRG-SCHULTZ INTERNATIONAL, INC.

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS ON SUCH PREFERENCES AND/OR RIGHTS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common              UNIF GIFT MIN ACT - __________ Custodian _________________
TEN ENT - as tenants by the entireties                             (Cust)                 (Minor)
JT TEN -  as joint tenants with right of                          under Uniform Gifts to Minors Act
          survivorship and not as tenants
          in common                                               ---------------------------------
                                                                             (State)

    Additional abbreviations may also be used though not in the above list.

         For value received,
                             --------------------------------------------------
hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                         shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      --------------------------------------



                  -------------------------------------------------------------
         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                        -------------------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACMENT CERTIFICATE.

Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Shareholder Protection Rights Agreement, dated as of August 9, 2000 (as such may be amended from time to time, the "Rights Agreement"), between PRG-Schultz International, Inc. f/k/a The Profit Recovery Group International, Inc. (the "Company") and the Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged for shares of Common Stock or other securities or assets of the Company or a Subsidiary of the Company, may expire, may become void (if they are "Beneficially Owned" by an "Acquiring Person" or an Affiliate or Associate thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge within five days after the receipt of a written request therefor.